UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2018

ARC GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-54226 (Commission File Number)	59-3649554 (IRS Employer Identification No.)

6327-4 Argyle Forest Blvd. Jacksonville, FL (Address of principal executive offices)	32244 (Zip Code)

Registrant’s telephone number, including area code: (904) 741-5500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 – Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

On August 3, 2018, ARC Group, Inc. (the “Company”) entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with CSA, Inc., a West Virginia corporation (“CSA”), CSA Investments, LLC, a West Virginia limited liability company (“CSA Investments”), CSA of Teays Valley, Inc., a West Virginia corporation (“CSA Teays Valley”), CSA, Inc. of Ashland, a Kentucky corporation (“CSA Ashland”), Fat Patty’s, LLC, a West Virginia limited liability company (“FPLLC”), and Clint Artrip, an individual (“Artrip”; together with CSA, CSA Investments, CSA Teays Valley, CSA Ashland, FPLLC, and Artrip, the “Sellers”), pursuant to which the Company agreed to acquire all of the assets (the “Assets”) associated with the Fat Patty’s restaurant franchise (“Fat Patty’s”). Sellers are the owners and operators of the Fat Patty’s restaurants located at 1442 Winchester Avenue, Ashland, Kentucky 41101, 5156 WV 34, Hurricane, West Virginia 25526, 3401 Rt. 60 East, Barboursville, West Virginia 25504, and 1935 Third Avenue, Huntington, West Virginia 25702 (collectively, the Restaurants”). The Restaurants represent all of the restaurants comprising Fat Patty’s. The transactions contemplated by the Asset Purchase Agreement are sometimes referred to herein collectively as the “Asset Acquisition”.

The closing of the Asset Acquisition will occur on August 31, 2018 unless the Company and Sellers mutually agree upon a different date (the “Asset Acquisition Closing Date”). The Company agreed to pay the Sellers $12,312,000 for the Assets, of which $12,000,000 will be paid to the Sellers on the Asset Acquisition Closing Date and the remaining $312,000 will be paid to the Sellers on the first anniversary of the Asset Acquisition Closing Date. The Company also agreed to pay Sellers an additional $40,000 within 10 days after the Asset Acquisition Closing Date.

The Asset Purchase Agreement contains customary representations, warranties and covenants of each of the parties thereto. The Asset Purchase Agreement also contains customary indemnification provisions whereby each party will indemnify the other party for losses arising out of inaccuracies in, or breaches of, the representations, warranties and covenants made by such party under the Asset Purchase Agreement and certain other matters. The Sellers will be responsible for all income taxes related to the operation of the Restaurants on or before the Asset Acquisition Closing Date, and the Company will be responsible for all income taxes related to the operation of the Restaurants after the Asset Acquisition Closing Date. All transfer taxes will be borne by the Sellers, and all sales, use and other non-income taxes will be borne equally by the Company and the Sellers.

Also on August 3, 2018, the Company entered into a Purchase and Sale Agreement (the “Purchase and Sale Agreement”; together with the Asset Purchase Agreement, the “Purchase Agreements”) with Store Capital Acquisitions, LLC, a Delaware limited liability company (“Store Capital”), pursuant to which the Company agreed to sell all of the real property acquired in the Asset Acquisition to Store Capital. The real property consists of the four properties upon which the Restaurants acquired in the Asset Acquisition are located (collectively, the “Properties”). The transactions contemplated by the Purchase and Sale Agreement are sometimes referred to herein collectively as the “Property Acquisition”. The Asset Acquisition and Property Acquisition are sometimes referred to herein collectively as the “Transactions”.

The closing of the Property Acquisition will occur on a date to be mutually agreed upon by the Company and the Sellers (the “Property Acquisition Closing Date”) and is conditioned in part upon the completion of the Asset Acquisition. Store Capital agreed to pay the Company $11,500,000 for the Properties, all of which will be paid to the Company on the Property Acquisition Closing Date. The Company and Store Capital also agreed to enter into a master lease agreement on or prior to the expiration of the Property Acquisition Closing Date pursuant to which Store Capital will lease the Properties to the Company at a rent and on terms and conditions to be determined by the parties.

The Purchase and Sale Agreement contains customary representations, warranties and covenants of each of the parties thereto. The Asset Purchase Agreement also contains customary indemnification provisions whereby each party will indemnify the other party for losses arising out of inaccuracies in, or breaches of, the representations, warranties and covenants made by such party under the Purchase and Sale Agreement and certain other matters. The Company will be responsible for all real and personal property and other applicable taxes and assessments, utilities and any other charges relating to the Properties that are due and payable prior to and after the Property Acquisition Closing Date, as well as certain transactions costs related to the Property Acquisition.

The Purchase Agreements have been included solely to provide readers with information regarding their respective terms. They are not intended to be a source of financial, business or operational information about the parties thereto or their respective subsidiaries or affiliates, if any. The representations, warranties and covenants contained in the Purchase Agreements were made solely for purposes of the agreements and as of specific dates, were made solely for the benefit of the parties thereto, and may be subject to qualifications and limitations agreed upon by the parties, including being qualified by confidential disclosures. The representations, warranties and covenants may have been made for the purpose of allocating contractual risk between the parties to the agreement instead of establishing matters as facts, and may be subject to standards of materiality applicable to the parties to the agreement that differ from those applicable to readers. Readers should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the parties to the Purchase Agreements or their respective subsidiaries or affiliates, if any. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Purchase Agreements, which subsequent information may or may not be fully reflected in the Company’s filings with the Securities and Exchange Commission (“SEC”) or other public disclosures.

The foregoing description of the Asset Purchase Agreement and Purchase and Sale Agreement does not purport to be complete and is qualified in its entirety by reference to the Asset Purchase Agreement and Purchase and Sale Agreement, copies of which are attached hereto as Exhibits 2.1 and 10.1, respectively, and incorporated by reference herein.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

2.1	Asset Purchase Agreement, dated August 3, 2018, by and among ARC Group, Inc., CSA, Inc., CSA Investments, LLC, CSA of Teays Valley, Inc., CSA, Inc. of Ashland, Fat Patty’s, LLC and Clint Artrip*

10.1	Purchase and Sale Agreement, dated August 3, 2018, by and between ARC Group, Inc. and Store Capital Acquisitions, LLC

* Certain schedules and exhibits to this agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish a supplemental copy of any omitted schedules and exhibits to the SEC upon request.

* * * * *

Cautionary Statement Regarding Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, and are intended to be covered by the safe harbor created thereby. All statements other than statements of historical fact contained herein, including, without limitation, statements regarding the Company’s future financial position, business strategy, budgets, projected revenues and costs, and plans and objectives of management for future operations, are forward-looking statements. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “expects,” “intends,” “plans,” “projects,” “estimates,” “anticipates,” or “believes” or the negative thereof or any variation thereon or similar terminology or expressions. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from results proposed in such statements. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can provide no assurance that such expectations will prove to have been correct. Important factors that could cause actual results to differ materially from the Company’s expectations include, but are not limited to: (i) the integration of Fat Patty’s into the Company’s business, which will require significant time, attention and resources of the Company’s senior management and others within the Company, potentially diverting their attention from other aspect of the Company’s business, (ii) the future results of operations and performance of Fat Patty’s, which could differ significantly from management’s expectations and estimates, (iii) the potential adverse effects on the Company’s business, properties or operations caused by the Company completing the Transactions, (iv) the costs, fees, expenses and charges related to or triggered by the Transactions that may in the future be incurred by the Company, (v) the initiation or outcome of any legal or regulatory proceedings related to the Transactions that may be instituted against the Company, and (vi) the effect that the Transactions will have on the price of the Company’s shares of Common Stock. Additional factors that could cause actual results to differ materially from the Company’s expectations are set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 and its other filings and submissions with the SEC, which are available on the SEC’s website at www.sec.gov. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date made. All information set forth in this Report is accurate as of August 9, 2018. Except as required by law, the Company does not intend, and assumes no obligation, to update or revise this information to reflect subsequent events or circumstances.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARC GROUP, INC.

Dated: August 9, 2018	/s/ Richard W. Akam
Richard W. Akam
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1	Asset Purchase Agreement, dated August 3, 2018, by and among ARC Group, Inc., CSA, Inc., CSA Investments, LLC, CSA of Teays Valley, Inc., CSA, Inc. of Ashland, Fat Patty’s, LLC and Clint Artrip*

10.1	Purchase and Sale Agreement, dated August 3, 2018, by and between ARC Group, Inc. and Store Capital Acquisitions, LLC

* Certain schedules and exhibits to this agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish a supplemental copy of any omitted schedules and exhibits to the SEC upon request.